                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Wasington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securites Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 1, 1994
                                                         --------------



                      COMMERCIAL BANCSHARES, INCORPORATED
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


        West Virginia                   000-20232               55-0622108
        -------------                   ---------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)



             415 Market Street, Parkersburg, West Virginia  26101
             ----------------------------------------------------
                   (Address of principal executive offices)



       Registrant's telephone number, including area code: 304-424-0300
                                                           ------------

Item 5.  Other Events


          The Convertible Preferred Stock of Commercial BancShares, Inc. ("Commercial") issued in 1985 in conjuction with the acquisition of Jackson County Bank is being redeemed for cash on October 28, 1994. Holders of Convertible Preferred Stock were notified September 1, 1994, of the the redemption. The Convertible Preferred Stock will be redeemed for $105 per share. Until October 28, 1994, the holders may elect to convert their Convertible Preferred Stock into $5 par Common Stock of Commercial at a ratio of
7.332 shares of Common Stock for each share of Convertible Preferred Stock. Assuming that all holders of Convertible Preferred Stock elect to convert their shares to Common Stock, the maximum number of shares that could be issued is 199,173. The most recent price of which Commercial is aware that was offered by a broker for BancShares Common Stock was $28.25 per share, making the market value of 7.332 shares of common stock equal to $207.13, which exceeds the $105 per share redemption value.


Item 7.  Financial Statements and Exhibits


     In its June 30, 1994, Form 10-QSB, Commercial reported in Item 5 that it had consummated the merger of Commercial with Hometown Bancshares, Inc. ("Hometown") on August 1, 1994. The financial statements of Hometown as of December 31, 1993, and December 31, 1992, were included in the Form S-4 Registration Statement No. 33-53017, effective May 10, 1994, and were incorporated into Commercial's June 30, 1994, Form 10-QSB by reference. The June 30, 1994, statements for Hometown were not available at that time and are included in this report.

     The following financial statements are filed as a part of this report:

     Hometown Bancshares, Inc. Unaudited Condensed Consolidated
          Balance Sheet as of June 30, 1994

     Hometown Bancshares, Inc. Unaudited Condensed Consolidated Statement of
          Income for Six Months Ended June 30, 1994

     Hometown Bancshares, Inc. Unaudited Condensed Consolidated Statement of
          Changes in Shareholders' Equity for Six Months Ended June 30, 1994

     Hometown Bancshares, Inc. Unaudited Condensed Consolidated Statement of
          Cash Flows for Six Months Ended June 30, 1994

     Commercial BancShares, Inc. Unaudited Pro Forma Condensed Consolidated
          Balance Sheet as of June 30, 1994

     Commercial BancShares, Inc. Unaudited Pro Forma Condensed Consolidated
          Statement of Income for Six Months Ended June 30, 1994

     Commercial BancShares, Inc. Unaudited Pro Forma Condensed Consolidated
          Statement of Changes in Shareholders' Equity for Six Months Ended June 30, 1994

     Commercial BancShares, Inc. Unaudited Pro Forma Condensed Consolidated
          Statement of Cash Flows for Six Months Ended June 30, 1994

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1994
                                 (In Thousands)

                                            Hometown
                                           Bancshares,
                                              Inc.

                 ASSETS
Cash and Due from Banks                       $ 3,213
Interest-Bearing Deposits in Banks                385
Federal Funds Sold                              1,820
Investment Securities (Market Value
 $37,285)                                      37,293
Loans - Net of Unearned Discount               49,101
LESS:  Reserve for Loan Losses                   (793)
Premises and Equipment - Net                    1,506
Accrued Interest Receivable                       797
Other Assets                                      925
                                              -------
TOTAL ASSETS                                  $94,247
                                              =======

        LIABILITIES AND CAPITAL
Deposits:
  Demand - Non-Interest Bearing               $ 7,135
  Demand - Interest Bearing                    13,306
  Savings                                      29,845
  Time Deposits                                28,258
                                              -------
TOTAL DEPOSITS                                $78,544
Federal Funds Purchased and Securities
 Sold Under Agreement to Repurchase             5,465
Other Liabilities                                 517
                                              -------
TOTAL LIABILITIES                             $84,526
                                              =======

          SHAREHOLDERS' EQUITY
Common Stock                                  $   337
Additional Paid In Capital                      4,825
Undivided Profits                               4,726
Net Unrealized Gain (Loss) on
 Available-for-Sale Securities                   (167)
LESS: Treasury Stock, at cost                     -0-
                                              -------
TOTAL SHAREHOLDERS' EQUITY                    $ 9,721
                                              =======
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                       $94,247
                                              =======

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
              UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                      (In Thousands Except Per Share Data)


                                           Hometown
                                          Bancshares,
                                             Inc.
INTEREST INCOME
  Interest and Fees on Loans                   $2,314
  Interest on Investment Securities:
      Taxable Investments                         991
      Non - Taxable Investments                    79
  Interest on Federal Funds Sold                   46
  Interest on Time Deposits with Other
   Banks                                            4
TOTAL INTEREST INCOME                          ------
                                               $3,434
                                               ======
INTEREST EXPENSE
  Interest on Deposits
  Interest on Federal Funds Purchased and      $1,195
   Securities Sold Under Agreement to
   Repurchase                                      67
                                               ------
TOTAL INTEREST EXPENSE                         $1,262
                                               ======

NET INTEREST INCOME                            $2,172
  Provision for Loan Losses                        56
                                               ------
NET INTEREST INCOME AFTER PROVISION FOR
 LOAN LOSSES                                   $2,116
                                               ======

OTHER INCOME
  Service Charges and Fees                     $  116
  Security Gains                                  108
  Other Income                                     95
                                               ------
TOTAL OTHER INCOME                             $  319
                                               ======

OTHER EXPENSES
  Employee Compensation and Benefits           $  790
  Occupancy Expense (Net of Revenue)              108
  Furniture and Equipment                         103
  Other Operating Expenses                        554
                                               ------
TOTAL OTHER EXPENSES                           $1,555
                                               ======

INCOME BEFORE INCOME TAXES                     $  880
  Applicable Income Taxes                         307
                                               ------
NET INCOME                                     $  573
                                               ======
NET INCOME AVAILABLE FOR COMMON
 SHAREHOLDERS                                  $  573
                                               ======
EARNINGS PER SHARE DATA:
  Primary                                      $ 1.70
                                               ======
  Fully diluted                                $ 1.70
                                               ======
  Cash Dividends Declared                      $  .50
                                               ======

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
             UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES
                            IN SHAREHOLDERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                 (In Thousands)

                                            Hometown
                                          Bancshares,
                                              Inc.
COMMON STOCK
  Balance at Beginning of Year                 $  337
                                               ------
  Balance at End of Period                     $  337
                                               ------

ADDITIONAL PAID IN CAPITAL
  Balance at Beginning of Year                 $4,825
                                               ------
  Balance at End of Period                     $4,825
                                               ------

UNDIVIDED PROFITS
  Balance at Beginning of Year                 $4,322
  Net Income                                      573
  Cash Dividend Declared on Common Stock          169
                                               ------
  Balance at End of Period                     $4,726
                                               ------

LESS: NET UNREALIZED GAIN (LOSS) ON
 AVAILABLE FOR SALE SECURITIES
  Balance at Beginning of Year                 $   76
  Change, Net of Applicable Deferred
   Income Taxes                                  (243)
  Balance at End of Period                     ------
                                               $ (167)
                                               ------
TOTAL SHAREHOLDERS' EQUITY                     $9,721
                                               ======



The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                 (In Thousands)


                                            Hometown
                                           Bancshares,
                                              Inc.
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                   $    573
                                             --------
Adjustments to Reconcile Net Income to
 Net Cash from Operating Activities:
  Depreciation                               $     76
  Provision for Loan Loss                          56
  Investment Amortization - Net                    63
  Other - Net                                      30
  Realized Gains on Investment Securities        (108)
  Provision for Deferred Taxes                     10
  (Increase) Decrease in Other Assets             (71)
  Increase (Decrease) in Other Liabilities        (16)
                                             --------
TOTAL ADJUSTMENTS                            $     40
                                             --------
NET CASH FLOWS FROM OPERATING ACTIVITIES     $    613
                                             ========
CASH FLOWS FROM INVESTING ACTIVITIES
  Net (Increase) Decrease in Federal
   Funds Sold                                $ (1,283)
  Proceeds from Maturities of Securities        4,570
  Proceeds from Sales of Securities             1,895
  Purchases of Securities                      (7,310)
  Net (Loans Originated) Principal
   Collected                                   (2,430)
  Capital Expenditures                            (52)
                                             --------
NET CASH FLOWS FROM INVESTING ACTIVITIES     $ (4,610)
                                             ========
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net Increase (Decrease) in Total
   Deposits                                  $  1,323
  Net Increase (Decrease) in Federal
   Funds Purchased                              1,283
  Dividends Paid                                 (169)
                                             --------
NET CASH FLOWS FROM FINANCING ACTIVITIES     $  2,437
                                             ========
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                            $   (301)
CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                        3,899
                                             --------
CASH AND CASH EQUIVALENTS AT END OF
 PERIOD                                      $  3,598
                                             ========

     During the first six months of 1994 the Corporation paid $1,022,000 in interest on deposits and other borrowings and $297,000 for income taxes.

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED FINANCIAL INFORMATION


NOTE 1: BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1994, are not necessarily indicative of the results that may be expected for the year ended December 31, 1994. For further information, refer to the consolidated financial statements and footnotes thereto included in Hometown's annual report on Form 10-K for the year ended December 31, 1993.


NOTE 2: INVESTMENT SECURITIES

     The consolidated amortized cost and approximate consolidated market value of investment securities for the six months ended are as follows:

                                          ---------------------------------------------
                                                          June 30, 1994
                                          ---------------------------------------------
                                                         (In Thousands)
                                                       Gross        Gross     Aggregate
                                          Amortized  Unrealized  Unrealized     Fair
                                            Cost       Gains       Losses       Value
                                          ---------  ----------  ----------   ---------
          Available for Sale
U.S. Treasury and Government Agency
 Securities:
  Mortgage Backed Securities                $   -0-        $         $          $   -0-
  Collateralized Mortgage Obligations           -0-                                 -0-
  Other Treasury and Agency Securities        6,536                    (194)      6,342
Corporate Debt Securities                       -0-                                 -0-
Equity Securities - FHLB Stock                  611                     (70)        541
                                          ---------------------------------------------
TOTAL                                       $ 7,147        $-0-      $ (264)    $ 6,883
                                          =============================================

          Held to Maturity
U.S. Treasury and Government Agency
 Securities:
  Mortgage Backed Securities                $   -0-        $         $          $   -0-
  Other Treasury and Agency Securities       27,425                      (2)     27,423
Obligations of States and their               2,985                      (6)      2,979
 Subdivisions
Corporate Debt Securities                       -0-                                 -0-
                                          ---------------------------------------------
TOTAL                                       $30,410        $-0-      $   (8)    $30,402
                                          =============================================

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED FINANCIAL INFORMATION


NOTE 3:  LOANS


     Major classifications of loans on the consolidated basis are summarized as follows for the six months ended:


                                           June 30, 1994
                                           -------------
                                           (In Thousands)
Real Estate Loans                                $26,200
Installment Loans                                 15,950
Commercial Loans                                   7,848
                                                 -------
                                                 $49,999
Unearned Income                                     (897)
TOTAL LOANS                                      $49,101
                                                 =======

     Changes in the allowance for loan losses on the consolidated basis were as follows for the six months ended:

                                          June 30, 1994
                                          -------------
                                          (In Thousands)
Balance, Beginning of Year                       $   749
Provision Charged to Operation                        56
Loans Charged Off                                    (43)
Recoveries                                            31
                                                 -------
Balance, End of Period                           $   793
                                                 =======

NOTE 4:  DEPOSITS

     Time deposits in denominations of $100,000 or more at June 30, 1994 was $3,208,000.



NOTE 5: INCOME TAX EXPENSE


     The provision for income taxes on the consolidated basis is summarized as follows:

                                          June 30, 1994
                                          -------------
                                          (In Thousands)
Current
  Federal                                          $269
  State                                              38
                                                   ----
TOTAL PROVISION FOR APPLICABLE INCOME
 TAXES                                             $307
                                                   ====

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED FINANCIAL INFORMATION


NOTE 6:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY


                                            Hometown
             BALANCE SHEET                 Bancshares,
                                              Inc.
ASSETS
  Cash and Due from Banks (All from
   Subsidiaries)                               $  413
  Investment in Subsidiaries (Equity
   Basis)                                       9,104
  Other Assets                                    239
                                               ------
TOTAL ASSETS                                   $9,756
                                               ======

LIABILITIES
  Other Liabilities                            $   35
                                               ------
TOTAL LIABILITIES                              $   35
                                               ------

STOCKHOLDERS EQUITY
  Common Stock                                 $  337
  Additional Paid in Capital                    4,825
  Undivided Profits                             4,726
  Unrealized Gain (Loss) on Securities
   Available for Sale, Net                       (167)
TOTAL STOCKHOLDERS EQUITY                      ------
                                               $9,721
                                               ------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                        $9,756
                                               ======

STATEMENT OF INCOME

REVENUE
  Dividend from Subsidiary Banks               $  -0-
  Fees from Subsidiaries                          103
                                               ------
TOTAL REVENUE                                  $  103
                                               ------

EXPENSES
  Employee Compensation and Benefits           $  -0-
  Occupancy and Furniture Expense                 -0-
  Other Expenses                                   55
                                               ------
TOTAL EXPENSES                                 $   55
                                               ------
  Income before Tax Benefit and Equity in
   Undistributed Net Income of
   Subsidiaries                                $   48

  Applicable Income Taxes (Benefit)                35
                                               ------
  Income before Equity in Undistributed
   Net Income of Subsidiaries                  $   13

  Equity in Undistributed Net Income of
   Subsidiaries                                   560
                                               ------
NET INCOME                                     $  573
                                               ======

               HOMETOWN BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED FINANCIAL INFORMATION

NOTE 6:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY (CONTINUED)


                                            Hometown
                                           Bancshares,
                                              Inc.
        STATEMENT OF CASH FLOWS
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                   $  573
                                               ------
  Adjustments to Reconcile Net Income to
   Net Cash Provided by Operating
   Activities:
  Depreciation                                      2
  Net Amortization of Purchase Accounting
   Adjustments                                     39
  Undistributed Net (Income) Loss on
   Subsidiaries                                  (560)
  Realized Gain on Investments Securities        (103)
  (Increase) Decrease Other Assets                 (2)
  Increase (Decrease) Other Liabilities            35
                                               ------
TOTAL ADJUSTMENTS                              $ (589)
                                               ------
NET CASH FLOWS FROM OPERATING ACTIVITIES       $  (16)
                                               ======

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from Sale of Investment
   Securities                                  $  395
  Capital Expenditures                            -0-
                                               ------
NET CASH FLOWS FROM INVESTING ACTIVITIES       $  395
                                               ======

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends Paid                               $ (169)
                                               ------
NET CASH FLOWS FROM FINANCING
 ACTIVITIES:                                   $ (169)
                                               ======
NET DECREASE IN CASH AND CASH
 EQUIVALENTS                                   $  210
CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                          203
                                               ------
CASH AND CASH EQUIVALENTS AT END OF
 PERIOD                                        $  413
                                               ======

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1994
                                 (In Thousands)


                                            Commercial     Hometown                    Pro Forma
                                            BancShares,   Bancshares,    Pro Forma    Consolidated
                                               Inc.          Inc.      Adjustments      Balance
                                            ------------------------------------------------------
                  ASSETS
Cash and Due from Banks                      $ 10,528       $ 3,213      $               $ 13,741
Interest-Bearing Deposits in Banks                239           385                           624
Federal Funds Sold                              8,375         1,820                        10,195
Investment Securities (Market Value            51,605        37,293                        88,898
 $89,112)
Loans - Net of Unearned Discount              191,379        49,101                       240,480
LESS:  Reserve for Loan Losses                 (2,481)         (793)                       (3,274)
Premises and Equipment - Net                    5,580         1,506                         7,086
Notes Receivable                                  255           -0-                           255
Accrued Interest Receivable                     1,707           797                         2,504
Foreclosed Properties - Net                     1,616           -0-                         1,616
Other Assets                                    3,469           925                         4,394
                                             --------       -------      --------        --------
TOTAL ASSETS                                 $272,272       $94,247      $    -0-        $366,519
                                             ========       =======      ========        ========

        LIABILITIES AND CAPITAL
Deposits:
  Demand - Non-Interest Bearing              $ 34,447       $ 7,135      $               $ 41,582
  Demand - Interest Bearing                    42,970        13,306                        56,276
  Savings                                      55,006        29,845                        84,851
  Time Deposits                               110,146        28,258                       138,404
                                             --------       -------      --------        --------
TOTAL DEPOSITS                               $242,569       $78,544      $    -0-        $321,113
Federal Funds Purchased and Securities
 Sold Under Agreement to Repurchase             5,300         5,465                        10,765

Accrued Interest Payable                          547           -0-                           547
Other Liabilities                               1,739           517                         2,256
                                             --------       -------      --------        --------
TOTAL LIABILITIES                            $250,155       $84,526      $    -0-        $334,681
                                             ========       =======      ========        ========

          SHAREHOLDERS' EQUITY
Convertible Preferred Stock                  $  2,716       $   -0-      $               $  2,716
Common Stock                                    3,792           337         2,211           6,340
Additional Paid In Capital                      5,683         4,825        (2,211)          8,297
Undivided Profits                              10,711         4,726                        15,437
Net Unrealized Gain (Loss) on
 Available-for-Sale Securities                   (438)         (167)                         (605)

LESS: Treasury Stock, at cost                    (347)          -0-                          (347)
                                             --------       -------      --------        ---------
TOTAL SHAREHOLDERS' EQUITY                   $ 22,117       $ 9,721      $    -0-        $ 31,838
                                             ========       =======      ========        ========
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                      $272,272       $94,247      $    -0-        $366,519
                                             ========       =======      ========        ========

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                      (In Thousands Except Per Share Data)


                                          Commercial    Hometown                  Pro Forma
                                          BancShares,  Bancshares,   Pro Forma   Consolidated
                                             Inc.         Inc.      Adjustments    Balance
                                          ---------------------------------------------------
INTEREST INCOME
  Interest and Fees on Loans                   $7,851       $2,314  $                 $10,165
  Interest on Investment Securities:
      Taxable Investments                       1,137          991                      2,128
      Non - Taxable Investments                   249           79                        328
  Interest on Federal Funds Sold                   97           46                        143
  Interest on Time Deposits with Other
   Banks                                            4            4                          8
                                               ------       ------  -----------       -------
TOTAL INTEREST INCOME                          $9,338       $3,434  $       -0-       $12,772
                                               ======       ======  ===========       =======
INTEREST EXPENSE
  Interest on Deposits                         $3,316       $1,195  $                 $ 4,511
  Interest on Federal Funds Purchased and
   Securities Sold Under Agreement to
   Repurchase                                      26           67                         93
                                               ------       ------  -----------       -------
TOTAL INTEREST EXPENSE                         $3,342       $1,262  $       -0-       $ 4,604
                                               ======       ======  ===========       =======

NET INTEREST INCOME                            $5,996       $2,172  $                 $ 8,168
  Provision for Loan Losses                       126           56                        182
                                               ------       ------  -----------       -------
NET INTEREST INCOME AFTER PROVISION FOR
 LOAN LOSSES                                   $5,870       $2,116  $       -0-       $ 7,986
                                               ======       ======  ===========       =======

OTHER INCOME
  Trust Department Income                      $  247       $  -0-  $                 $   247
  Service Charges and Fees                        437          116                        553
  Security Gains                                  -0-          108                        108
  Other Income                                    298           95                        393
                                               ------       ------  -----------       -------
TOTAL OTHER INCOME                             $  982       $  319  $       -0-       $ 1,301
                                               ======       ======  ===========       =======

OTHER EXPENSES
  Employee Compensation and Benefits           $2,490       $  790  $                 $ 3,280
  Occupancy Expense (Net of Revenue)             265          108                        373
  Furniture and Equipment                         353          103                        456
  Other Operating Expenses                      1,486          554                      2,040
                                               ------       ------  -----------       -------
TOTAL OTHER EXPENSES                           $4,594       $1,555  $       -0-       $ 6,149
                                               ======       ======  ===========       =======

INCOME BEFORE INCOME TAXES                     $2,258       $  880  $                 $ 3,138
  Applicable Income Taxes                         904          307                    $ 1,211
                                               ------       ------  -----------       -------
NET INCOME                                     $1,354       $  573  $       -0-       $ 1,927
                                               ======       ======  ===========       =======
NET INCOME AVAILABLE FOR COMMON
 SHAREHOLDERS
EARNINGS PER SHARE DATA:                       $1,218       $  573                    $ 1,791
                                               ======       ======                    =======
  Primary                                      $ 1.64       $ 1.70                    $  1.43
                                               ======       ======                    =======
  Fully diluted                                $ 1.44       $ 1.70                    $  1.33
                                               ======       ======                    =======
  Cash Dividends Declared                      $  .50       $  .50                    $  0.44
                                               ======       ======                    =======


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN
                             SHAREHOLDERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                 (In Thousands)


                                           Commercial     Hometown                    Pro Forma
                                          BancShares,   Bancshares,    Pro Forma    Consolidated
                                              Inc.          Inc.      Adjustments      Balance
                                          ------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
 Cumulative Preferred $100 Series:
  Balance at Beginning of Year                $ 2,716        $  -0-      $    -0-        $ 2,716
                                              -------        ------      --------        -------
  Balance at End of Period                    $ 2,716        $  -0-      $    -0-        $ 2,716
                                              -------        ------      --------        -------

COMMON STOCK
  Balance at Beginning of Year                $ 3,792        $  337      $  2,211        $ 4,129
                                              -------        ------      --------        -------
  Balance at End of Period                    $ 3,792        $  337      $  2,211        $ 4,129
                                              -------        ------      --------        -------

ADDITIONAL PAID IN CAPITAL
  Balance at Beginning of Year                $ 5,683        $4,825      $ (2,211)       $10,508
                                              -------        ------      --------        -------
  Balance at End of Period                    $ 5,683        $4,825      $ (2,211)       $10,508
                                              -------        ------      --------        -------

UNDIVIDED PROFITS
  Balance at Beginning of Year                $ 9,864        $4,322      $    -0-        $14,186
  Net Income                                    1,354           573                        1,927
  Cash Dividend Declared on Preferred
   Stock                                          137             0                          137
  Cash Dividend Declared on Common Stock          370           169                          539
  Balance at End of Period                    -------        ------   -----------        -------
                                              $10,711        $4,726      $    -0-        $15,437
                                              -------        ------      --------        -------
LESS: NET UNREALIZED GAIN (LOSS) ON
 AVAILABLE FOR SALE SECURITIES
  Balance at Beginning of Year                $   -0-        $   76      $    -0-        $    76
  Change, Net of Applicable Deferred
   Income Taxes                                  (438)         (243)                        (681)
                                              -------        ------      --------        -------
  Balance at End of Period                    $  (438)       $ (167)     $    -0-        $  (605)
                                              -------        ------      --------        -------

LESS: EMPLOYEE STOCK OWNERSHIP PLAN
 SHARES COLLATERALIZING DEBT, AT COST
  Balance at Beginning of Year                $   424        $  -0-      $    -0-        $   424
  Principal Reduction of ESOP Obligation         (424)                                      (424)
                                              -------        ------      --------        -------
  Balance at End of Period                    $   -0-        $  -0-      $    -0-        $   -0-
                                              -------        ------      --------        -------

LESS: TREASURY STOCK, AT COST
  Balance at Beginning of Year                $  (347)       $  -0-      $    -0-        $  (347)
                                              -------        ------      --------        -------
  Balance at End of Period                    $  (347)       $  -0-      $    -0-        $  (347)
                                              -------        ------      --------        -------

TOTAL SHAREHOLDERS' EQUITY                    $22,117        $9,721      $    -0-        $31,838
                                              =======        ======      ========        =======

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                 (In Thousands)


                                           Commercial     Hometown                   Pro Forma
                                          BancShares,   Bancshares,    Pro Forma   Consolidated
                                              Inc.          Inc.      Adjustments     Balance
                                          -----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                  $   1,354      $    573          $-0-     $   1,927
                                            ---------      --------          ----     ---------
Adjustments to Reconcile Net Income to
 Net Cash from Operating Activities:
  Depreciation                              $     328      $     76          $-0-     $     404
  Deferred Employee Benefits                      424             0                         424
  Provision for Loan Loss                         126            56                         182
  Investment Amortization - Net                   284            63                         347
  Other - Net                                      (6)           30                          24
  Realized Gains on Investment Securities         -0-          (108)                       (108)
  Income Tax Benefit                              (16)            0                         (16)
  Provision for Deferred Taxes                      5            10                          15
  (Increase) Decrease in Other Assets            (684)          (71)                       (755)
  Increase (Decrease) in Other Liabilities       (127)          (16)                       (143)
                                            ---------      --------          ----     ---------
TOTAL ADJUSTMENTS                           $     334      $     40          $-0-     $     374
                                            ---------      --------          ----     ---------
NET CASH FLOWS FROM OPERATING ACTIVITIES    $   1,688      $    613          $-0-     $   2,301
                                            =========      ========          ====     =========

CASH FLOWS FROM INVESTING ACTIVITIES
  Net (Increase) Decrease in Federal        $    (827)     $ (1,283)         $-0-     $  (2,110)
   Funds Sold
  Proceeds from Maturities of Securities        7,443         4,570                      12,013
  Proceeds from Sales of Securities               -0-         1,895                       1,895
  Purchases of Securities                      (3,797)       (7,310)                    (11,107)
  Net (Loans Originated) Principal
   Collected                                  (17,153)       (2,430)                    (19,583)
  Capital Expenditures                           (250)          (52)                       (302)
                                            ---------      --------          ----     ---------
NET CASH FLOWS FROM INVESTING ACTIVITIES    $ (14,584)     $ (4,610)         $-0-     $ (19,194)
                                            =========      ========          ====     =========

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net Increase (Decrease) in Total
   Deposits                                 $   8,495      $  1,323          $-0-     $   9,818
  Net Increase (Decrease) in Federal
   Funds Purchased                               5,696         1,283                      6,979
  Principal Payments on ESOP Borrowing           (424)          -0-                        (424)
  Principal Payments on Capital Lease
   Payable                                         (9)          -0-                          (9)
  Dividends Paid                                 (506)         (169)                       (675)
                                            ---------      --------          ----     ---------
NET CASH FLOWS FROM FINANCING ACTIVITIES    $  13,252      $  2,437          $-0-     $  15,689
                                            =========      ========          ====     =========
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                           $     356      $   (301)         $-0-     $      55

CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                       10,172         3,899          $-0-     $  14,071
                                            ---------      --------          ----     ---------

CASH AND CASH EQUIVALENTS AT END OF
 PERIOD                                     $  10,528      $  3,598          $-0-     $  14,126
                                            =========      ========          ====     =========


     During the first six months of 1994 the Corporation paid $4,604,000 in interest on deposits and other borrowings and $745,000 for income taxes.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 1: BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1994, are not necessarily indicative of the results that may be expected for the year ended December 31, 1994. For further information, refer to the consolidated financial statements and footnotes thereto included in Commercial's' annual report on Form 10-KSB for the year ended December 31, 1993.

     A description of the pro forma adjustments made to the unaudited pro forma consolidated financial information is as follows:

  The capital accounts have been reclassified to give effect for the exchange of all 337,077 outstanding shares of Hometown Bancshares, Inc. common stock for Commercial BancShares, Inc common stock on the basis of 1.512 shares of Commercial for each share of Hometown. This reclassification between common stock and paid in capital is a result of the difference in the par value of Hometown's shares received versus the par value of Commercial's shares issued. In addition, this transaction will be accounted for under the pooling of interest method therefore, no adjustments to the income or expense accounts as a result of this combination are necessary.


NOTE 2: INVESTMENT SECURITIES

     The consolidated amortized cost and approximate consolidated market value of investment securities for the six months ended are as follows:

                                          ---------------------------------------------
                                                          June 30, 1994
                                          ---------------------------------------------
                                                         (In Thousands)
                                                       Gross        Gross     Aggregate
                                          Amortized  Unrealized  Unrealized     Fair
                                            Cost       Gains       Losses       Value
                                          ---------  ----------  -----------  ---------
          Available for Sale
U.S. Treasury and Government Agency
 Securities:
  Mortgage Backed Securities                $ 4,248        $  4      $ (172)    $ 4,080
  Collateralized Mortgage Obligations         2,104           6         (30)      2,080
  Other Treasury and Agency Securities       39,889         108        (651)     39,152
Corporate Debt Securities                       333                                 333
Equity Securities - FHLB Stock                1,153                               1,083
                                          ---------------------------------------------
TOTAL                                       $47,727        $118      $ (853)    $46,728
                                          =============================================

          Held to Maturity
U.S. Treasury and Government Agency
 Securities:
  Mortgage Backed Securities                $    19        $         $          $    19
  Other Treasury and Agency Securities       28,208                     (14)     28,194
Obligations of States and their              13,434         279         (69)     13,644
 Subdivisions
Corporate Debt Securities                       509          21                     530
                                          ---------------------------------------------
TOTAL                                       $42,170        $300      $  (83)    $42,387
                                          =============================================

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 3:  LOANS


     Major classifications of loans on the consolidated basis are summarized as follows for the six months ended:

                                           June 30, 1994
                                           -------------
                                           (In Thousands)
Real Estate Loans                               $ 92,180
Installment Loans                                 52,455
Credit Card Loans                                  2,963
Commercial Loans                                  93,781
                                                --------
                                                $241,379
Unearned Income                                     (899)
TOTAL LOANS                                     $240,480
                                                ========

     Changes in the allowance for loan losses on the consolidated basis were as follows for the six months ended:

                                          June 30, 1994
                                          -------------
                                          (In Thousands)
Balance, Beginning of Year                      $3,137
Provision Charged to Operation                     182
Loans Charged Off                                 (106)
Recoveries                                          61
                                                ------
Balance, End of Period                          $3,274
                                                ======


NOTE 4:  DEPOSITS

     Time deposits in denominations of $100,000 or more at June 30, 1994 was $10,447,000.


NOTE 5: LONG-TERM BORROWINGS


     During 1992, the ESOP Trust obtained a revolving conversion note for the principal amount of one million dollars to finance the acquisition of Commercial common stock, pledging those shares as collateral. The revolving conversion note was a conversion line-of-credit up to $1,000,000, available on a revolving basis until May 31, 1993. The amount of the credit outstanding on May 31, 1993, converted to a term loan. Interest on the unpaid principal balance of the loan was payable at the end of each calendar quarter since September 30, 1992. The principal balance of the term loan was payable at the end of each calendar quarter commencing June 30, 1993, in 28 equal quarterly installments. Interest was at a rate of the lender's prime plus 1/2%, fluctuating accordingly. The
interest  rate  as  of  December  31,  1993,  was  6.50%.   The ESOP paid off
the loan in its entirety in March, 1994


NOTE 6: INCOME TAX EXPENSE


     The provision for income taxes on the consolidated basis is summarized as follows:

                                          June 30, 1994
                                          -------------
                                          (In Thousands)
Current
  Federal                                        $1,048
  State                                             155
Deferred Applicable Income Taxes                      8
                                                 ------
TOTAL PROVISION FOR APPLICABLE INCOME
 TAXES                                           $1,211
                                                 ======

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTE TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 7:  CONVERTIBLE PREFERRED STOCK

     In conjunction with the acquisition of Jackson County Bank, Ravenswood, West Virginia, Commercial issued 28,764 shares of Convertible Preferred Stock to former owners of Jackson County Bank Common Stock. The Convertible Preferred has a stated value of $100 per share and pays cumulative dividends of $10.00 per share per year, paid quarterly. Shares of Convertible Preferred are convertible by the holders into 7.332 shares of Commercial Common Stock at any time. Convertible Preferred may be redeemed during 1994 at $105 per share, and after January 1, 1995, at $100 per share. Holders of Convertible Preferred vote as a class on the election of two members of Commercial's Board of Directors as long as more than 13,673 shares of Convertible Preferred remain outstanding. Thereafter one member of the Board will be elected by holders of Convertible Preferred as long as any shares remain outstanding. To date, 1,599 shares of Convertible Preferred stock have been converted to Commercial Common Stock.

     The entire issue of Convertible Preferred Stock will be redeemed for cash on October 28, 1994 at $105 per share. A redemption notice was mailed to holders of Convertible Preferred Stock on September 1, 1994. Management expects holders will elect to convert their Convertible Preferred Stock to Common Stock prior to the redemption date, and anticipates issuing up to 199,173 shares of common stock in exchange.

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTE TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 8:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY


                                           Commercial     Hometown                    Pro Forma
             BALANCE SHEET                BancShares,   Bancshares,    Pro Forma    Consolidated
                                              Inc.          Inc.      Adjustments      Balance
                                          ------------------------------------------------------
ASSETS
  Cash and Due from Banks (All from           $   173        $  413      $               $   586
   Subsidiaries)
  Accounts Receivable (All from                   184           -0-                          184
   Subsidiaries)
  Notes Receivable                                255           -0-                          255
  Investment in Subsidiaries (Equity           21,086         9,104                       30,190
    Basis)
  Premises and Equipment - Net                    412           -0-                          412
  Other Assets                                    270           239                          509
                                              -------        ------      --------        -------
TOTAL ASSETS                                  $22,380        $9,756      $    -0-        $32,136
                                              =======        ======      ========        =======

LIABILITIES
  Other Liabilities                           $   263        $   35      $               $   298
                                              -------        ------      --------        -------
TOTAL LIABILITIES                             $   263        $   35      $    -0-        $   298
                                              =======        ======      ========        =======

STOCKHOLDERS EQUITY
  Preferred Stock                             $ 2,716        $  -0-      $               $ 2,716
  Common Stock                                  3,792           337         2,211          6,340
  Additional Paid in Capital                    5,683         4,825        (2,211)         8,297
  Undivided Profits                            10,711         4,726                       15,437
  Unrealized Gain (Loss) on Securities
   Available for Sale, Net                       (438)         (167)                        (605)

  Treasury Stock                                 (347)            0                         (347)
                                              -------        ------      --------        -------
TOTAL STOCKHOLDERS EQUITY                     $22,117        $9,721      $    -0-        $31,838
                                              =======        ======      ========        =======
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                       $22,380        $9,756      $    -0-        $32,136
                                              =======        ======      ========        =======


STATEMENT OF INCOME

REVENUE
  Dividend from Subsidiary Banks              $   935        $  -0-      $               $   935
  Fees from Subsidiaries                          474           103                          577
                                              -------        ------      --------        -------
TOTAL REVENUE                                 $ 1,409        $  103      $    -0-        $ 1,512
                                              =======        ======      ========        =======

EXPENSES
  Employee Compensation and Benefits          $   396        $  -0-      $               $   396
  Occupancy and Furniture Expense                 145           -0-                          145
  Other Expenses                                  166            55                          221
                                              -------        ------      --------        -------
TOTAL EXPENSES                                $   707        $   55      $    -0-        $   762
                                              =======        ======      ========        =======
  Income before Tax Benefit and Equity in
   Undistributed Net Income of                $   702        $   48      $               $   750
   Subsidiaries

  Applicable Income Taxes (Benefit)               (16)           35                           19
                                              -------        ------      --------        -------
  Income before Equity in Undistributed
   Net Income of Subsidiaries                 $   718        $   13      $    -0-        $   731

  Equity in Undistributed Net Income of
   Subsidiaries                                   636           560                        1,196
                                              -------        ------      --------        -------
NET INCOME                                    $ 1,354        $  573      $    -0-        $ 1,927
                                              =======        ======      ========        =======

              COMMERCIAL BANCSHARES, INCORPORATED AND SUBSIDIARIES
               NOTE TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 8:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY (CONTINUED)


                                           Commercial     Hometown                   Pro Forma
        STATEMENT OF CASH FLOWS           BancShares,   Bancshares,    Pro Forma   Consolidated
                                              Inc.          Inc.      Adjustments     Balance
                                          -----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                   $1,354        $  573   $                $  1,927
                                               ------        ------   -----------      --------
  Adjustments to Reconcile Net Income to
   Net Cash Provided by Operating
   Activities:
  Depreciation                                     81             2                          83
  Net Amortization of Purchase Accounting
   Adjustments                                      2            39                          41

  Undistributed Net (Income) Loss on             (636)         (560)                     (1,196)
   Subsidiaries
  Realized Gain on Investments Securities         -0-          (103)                       (103)
  Deferred Employee Benefits                      424           -0-                         424
  (Increase) Decrease Accounts Receivable         (93)          -0-                         (93)
  (Increase) Decrease Accrued Interest              2           -0-                           2
   Receivable
  (Increase) Decrease Other Assets                 13            (2)                         11
  Increase (Decrease) Other Liabilities          (228)           35                        (193)
  Income Tax Benefit                              (16)          -0-                         (16)
                                               ------        ------   -----------      --------
TOTAL ADJUSTMENTS                              $ (451)       $ (589)  $       -0-      $ (1,040)
                                               ------        ------   -----------      --------
NET CASH FLOWS FROM OPERATING ACTIVITIES
                                               $  903        $  (16)  $       -0-      $    887
                                              =======        ======   ===========      ========


CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from Sale of Investment             $  -0-        $  395   $                $    395
   Securities
  Capital Expenditures                            (14)          -0-                         (14)
                                               ------        ------   -----------      --------
NET CASH FLOWS FROM INVESTING ACTIVITIES       $  (14)       $  395   $       -0-      $    381
                                              =======        ======   ===========      ========


CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal Payments on ESOP and
   long-term debts                             $ (424)       $  -0-   $                $   (424)
  Dividends Paid                                 (507)         (169)                       (676)
                                               ------        ------   -----------      --------
NET CASH FLOWS FROM FINANCING
 ACTIVITIES:                                   $ (931)       $ (169)  $       -0-      $ (1,100)
                                              =======        ======   ===========      ========


NET DECREASE IN CASH AND CASH
 EQUIVALENTS                                   $  (42)       $  210   $       -0-      $    168
CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                          215           203                         418
                                               ------        ------   -----------      --------
CASH AND CASH EQUIVALENTS AT END OF
 PERIOD                                        $  173        $  413   $       -0-      $    586
                                              =======        ======   ===========      ========


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Commercial BancShares, Inc.

                                 (Registrant)


                                 /s/ William E. Mildren, Jr.
                                 -----------------------------------------------
                                 William E. Mildren, Jr.
                                 Chairman, President and Chief Executive Officer

Date: September 14, 1994
      ------------------
                                 Page 20 of 20